Supplement Dated August 10, 2010 to
Prospectus Dated May 1, 2010
Horace Mann Life Insurance Group Annuity Separate Account
Capital Premier Series 1
Issued By
Horace Mann Life Insurance Company

This supplement amends certain information in your variable annuity contract prospectus. Please read this supplement carefully and keep it with your prospectus for future reference.

Effective September 1, 2010, the name of the Putnam VT The George Putnam Fund of Boston (the “Fund”) will change to Putnam VT George Putnam Balanced Fund.

Therefore, as of September 1, 2010, all references in your prospectus to the Putnam VT The George Putnam Fund of Boston are changed to Putnam VT George Putnam Balanced Fund:.

You can find more information about the Fund in the current prospectus for the Fund.

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If you have questions regarding this supplement, please contact the registered representative who sold you your variable annuity, or write to or call our Service Center at 1 Horace Mann Plaza, Springfield, IL 62715, 1-800-999-1030.